DocuSign Envelope ID: FFA20ACF-4D0E-4A31-ABE8-6AC55D7763B2

Exhibit 10.16

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE ("**First Amendment**") is made and entered into this 5TH day of JANUARY 2022, ~~2021~~ ("**First Amendment Date**") by and between Saul Holdings Limited Partnership, a Maryland limited partnership (hereinafter referred to as "**Landlord**") and GeneDX, Inc., a New Jersey corporation (hereinafter referred to as "**Tenant**").

WHEREAS, Landlord and Tenant have entered into that certain Lease dated December 16, 2019 (the "**Lease**") for approximately eighty-three thousand six hundred seventy-three (83,673) rentable square feet of space (the "**Premises**") comprised of (i) approximately forty-seven thousand six hundred eighty-eight (47,688) rentable square feet known as Suite 1 in the building located at 205 Perry Parkway, Gaithersburg, Maryland 20877, and (ii) approximately thirty-five thousand nine hundred eighty-five (35,985) rentable square feet known as Suite 2 in the building located at 207 Perry Parkway, Gaithersburg, Maryland 20877 (collectively, the "**Building**"), situated on Phase I of the Avenel Business Park (the "**Property**").

WHEREAS, the parties hereto desire to enter into this First Amendment for the purposes hereinafter set out.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. HVAC MAINTENANCE. Tenant shall maintain the heating, ventilation and air conditioning equipment ("**HVAC**") installed as part of Tenant's Work (as set forth in Article 26 of the Lease) which serves the Premises and which is located on the roof or in another location in or around the Premises. Tenant shall keep the HVAC system in operating condition and shall procure the services of a licensed HVAC contractor, approved by Landlord (which approval shall not be unreasonably withheld, conditioned, or delayed), and have a minimum of four (4) maintenance visits per year occurring calendar quarterly after the completion of the HVAC installation. The parties hereto agree and acknowledge that Tenant's HVAC contractor, Fidelity Mechanical Services, is hereby approved by Landlord. Tenant shall, upon written request by Landlord to Tenant, (i) provide Landlord with a copy of the executed HVAC contract within thirty (30) days after request by Landlord, and (ii) provide Landlord with a copy of all maintenance service receipts actually in Tenant's possession, for services to the HVAC system within ten (10) business days after Landlord requests such receipts in writing.

2. MISCELLANEOUS. Except as specifically modified hereby, the Lease shall remain in full force and effect in accordance with the terms contained therein and is hereby ratified, approved and confirmed in all respects. Any agreement, obligation or liability made, entered into or incurred by or on behalf of Landlord binds only its property and no shareholder, trustee, officer, director, employee, partner or agent of Landlord assumes or shall be held to any liability therefor. The provisions of this First Amendment shall be binding upon the parties hereto, their successors, and to the extent permitted under the Lease, their assigns. If drafts of this First Amendment or other communications between the parties were sent (or are hereafter sent) by e-mail or other electronic methods, then the following additional provisions shall also apply: (i) any typewritten signature included with any e-mail or any document attached to any e-mail is not an electronic signature within the meaning of Electronic Signatures in Global and National Commerce Act or any other law of similar import, including without limitation, the Uniform Electronic Transactions Act ("**UETA**"), as the same may be enacted in any State, and (ii) any transmission of this First Amendment is not intended as an "electronic signature" to a "record" of such transaction (as those terms are defined under UETA); instead, a record of such transaction shall be created only upon either (A) manually-affixed original signatures on an original First Amendment document, or (B) electronic signatures as provided below in this paragraph. The parties agree that this First Amendment or any other document necessary for the consummation of the transaction contemplated by this First Amendment may be accepted, executed, or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, the UETA, or any applicable state or local jurisdictional laws. Any document (including, but not limited to, this First Amendment) accepted, executed, delivered, or agreed to in conformity with such laws will be deemed an original and will be binding on the parties in the same manner and shall have the same legal validity and enforceability as if it were physically or manually accepted,

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GeneDX - 1st Amendment - L2 - Last Saved by AES - 11/10/2021 3:47:00 PM

DocuSign Envelope ID: FFA20ACF-4D0E-4A31-ABE8-6AC55D7763B2

executed, delivered, or agreed (including, but not limited to, "wet-ink" signatures), Tenant hereby consents to the use of any third-party electronic signature capture service providers as may be chosen by Landlord on and after the date of this First Amendment. If Tenant is a corporation, partnership, or limited liability company, the persons executing this First Amendment on behalf of Tenant hereby covenant and warrant that Tenant is duly constituted as such entity and is qualified to do business in the state where the Premises are located and such persons are duly authorized by the applicable authority of such entity to execute and deliver this First Amendment on behalf of Tenant. If Landlord is a corporation, partnership, or limited liability company, the persons executing this First Amendment on behalf of Landlord hereby covenant and warrant that Landlord is duly constituted as such entity and is qualified to do business in the state where the Premises are located, and such persons are duly authorized by the applicable authority of such entity to execute and deliver this First Amendment on behalf of Landlord.

3. **INTERPRETATION.** The submission of this First Amendment for examination does not constitute an agreement, an option or an offer, and this First Amendment becomes effective only upon execution and delivery thereof by Landlord and Tenant. Neither party shall have any legal obligation to the other in the event that the First Amendment contemplated herein is not consummated for any reason. Discussions between the parties respecting the proposed First Amendment described herein, shall not serve as a basis for a claim against either party or any officer, director or agent of either party. Captions and headings are for convenience and reference only and shall not in any way define, limit or describe the scope or content of any provision of this First Amendment. Except as otherwise provided herein, capitalized terms shall have the same meaning as set forth in the Lease. Whenever in this First Amendment (i) any printed portion, or any part thereof, has been stricken out, or (ii) any portion of the Lease (as the same may have been previously amended) or any part thereof, has been modified or stricken out, then, in either of such events, whether or not any replacement provision has been added, this First Amendment and the Lease shall hereafter be read and construed as if the material so stricken out were not included, and no implication shall be drawn from the text of the material so stricken out which would be inconsistent in any way with the construction or interpretation which would be appropriate if such material had never been contained herein or in the Lease. The Exhibits referred to in this First Amendment and attached hereto are a substantive part of this First Amendment and are incorporated herein by reference.

WITNESS the following signatures and seals.

ATTEST/WITNESS: ______________________

TENANT: **GeneDX, Inc.**

By: DocuSigned by: Kevin Feeley B6DE7A38C2D142B...

Printed Name: Kevin Feeley

Title: CFO

ATTEST:

Amy E. Spencer
Assistant Secretary

LANDLORD: Saul Holdings Limited Partnership
By: Saul Centers, Inc., General Partner

By: ______________________

Printed Name: D. Todd Pearson

Title: President & Chief Operating Officer

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GeneDX - 1st Amendment - L2 - Last Saved by AES - 11/10/2021 3:47:00 PM